Exhibit 99.2

NOTICE OF FULL REDEMPTION

To the Holders of RBB Bancorp

6.5% Fixed to Floating Rate Subordinated Notes

Due March 31, 2026

CUSIP No.: 74930 B AA 3

Notice Dated: February 25, 2021

NOTICE IS HEREBY GIVEN that, pursuant to Paragraph 12 (b) Optional Redemption on or after Fifth Anniversary of the 6.5% Fixed to Floating Rate Subordinated Notes (the “Securities”) issued on March 31, 2016 by RBB Bancorp (the “Issuer”), the Issuer is electing to exercise its option to redeem in full all of the issued and outstanding Securities ($50,000,000 in aggregate principal amount) on Wednesday, March 31, 2021 (the “Redemption Date”), with payment to be made on Friday, April 2, 2021 (the “Payment Date”). This notice is revocable in the sole discretion of the Issuer. Capitalized terms used herein and not defined are used as defined in the Securities

The redemption price for the Securities is equal to 100% of the aggregate principal amount, plus accrued and unpaid interest from December 31, 2020 to, but excluding, the Redemption Date (the “Redemption Price”). The aggregate accrued interest on the Securities payable on the Payment Date will be approximately $812,500 (or approximately $16.25 on each $1,000 principal amount of the Debentures).

If the redemption is not revoked, the Redemption Price will become due and payable on the Payment Date in respect of the Redeemed Securities. Unless the Issuer shall default in the payment of the Redemption Price, interest on the Redeemed Securities ceases to accrue on and after the Redemption Date, and the only remaining right of the holders of the Redeemed Securities is to receive payment of the Redemption Price upon surrender of the Redeemed Securities as specified herein.

The CUSIP number is included herein solely for the convenience of the registered owners of the Securities. No representation is made as to the correctness or accuracy of the CUSIP number either as printed on the Securities or as contained in this Notice of Redemption. Any redemption of the Securities shall not be affected by any defect in or omission of such identification numbers.

RBB Bancorp is the Paying Agent with respect to the Securities subject to redemption. Securities must be surrendered to the Paying Agent to collect the Redemption Price. The Paying Agent’s address is: RBB Bancorp, 7025 Orangethorpe Avenue, Buena Park, California 90621, Attention: David Morris. Delivery will be deemed made only when your Securities are actually received by RBB Bancorp, as Paying Agent, so it is suggested that the holder obtain a receipt with a signature requested upon delivery. SECURITIES HELD IN BOOK-ENTRY FORM WILL BE REDEEMED IN ACCORDANCE WITH THE APPLICABLE PROCEDURES OF THE DEPOSITORY TRUST COMPANY.

IMPORTANT TAX INFORMATION

In accordance with United States federal tax laws, payers are required to withhold 24% of the Redemption Price payment that is made upon redemption to certain U.S. holders of the Securities who have not returned a correctly completed IRS Form W-9 entitled “Request for Taxpayer Identification Number and Certification.” If you need a copy of the IRS Form W-9, you should be able to obtain one from your local bank or IRS service center, or from the IRS website (www.irs.gov). If you have not previously furnished us with an IRS Form W-9, please forward a correctly completed IRS Form W-9 to the address above together with your Securities to avoid any such withholding and penalties. Those holders of the Securities who are required to provide their correct taxpayer identification number on IRS Form W-9 and who fail to do so may also be subject to a penalty of $50.

For a holder that is not a “United States citizen” or other “United States person”, such holder may generally establish an exemption from backup withholding if such holder provides to RBB Bancorp at the addresses above a correctly completed and duly executed IRS Form W-8BEN (Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding and Reporting (Entities)), IRS Form W-8BEN-E (Certificate of Status of Beneficial Owner for United States Tax Withholding and Reporting (Entities)), or IRS Form W-8ECI (Certificate of Foreign Person’s Claim That Income Is Effectively Connected With the Conduct of a Trade or Business in the United States), as applicable.

Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

EACH HOLDER OF SECURITIES IS URGED TO CONSULT HIS OR HER OWN TAX ADVISOR AS TO THE PARTICULAR TAX CONSEQUENCES OF REDEMPTION TO SUCH HOLDER, INCLUDING THE APPLICABILITY AND EFFECT OF FEDERAL, STATE, LOCAL AND OTHER TAX LAWS.

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Please direct any questions to RBB Bancorp at 714-670-2488. The method of delivery of the Redeemed Securities is at your election and risk. If delivered by mail, we recommend registered, insured mail.

RBB BANCORP

Date: February 25, 2021